Prudential Core Investment Fund
Period ending 07/31/02
File No. 811-0999

Exhibit 77Q3
(a)
(i)	Not applicable
(ii)	There have been no significant changes in the registrant's
internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.
(iii)	CERTIFICATIONS

I, David R. Odenath, certify that:

1. I have reviewed this report on Form N-SAR of Prudential Core
Investment Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 25, 2002


/s/ David R. Odenath
Name: David R. Odenath
Title:   President and Principal
Executive
Officer



Prudential Core Investment Fund
Period ending 07/31/02
File No. 811-0999

Exhibit 77Q3
(a)
(i)	Not applicable
(ii)	There have been no significant changes in the registrant's
internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.
(iii)	CERTIFICATIONS

I, Grace C. Torres, certify that:

1. I have reviewed this report on Form N-SAR of Prudential Core
Investment Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 25, 2002


/s/ Grace C. Torres
Name: Grace C. Torres
Title:   Treasurer and Principal
Financial
and
Accounting Officer





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